Exhibit 99.4
SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT OF
SIGNATURE CONSULTANTS, LLC
CARVE OUT FINANCIAL STATEMENTS
For the Period January 1, 2009 through August 31, 2009
and
The Year Ended December 31, 2008

Mayer Hoffman McCann P.C. An Independent CPA Firm Goldstein Lewin Division
INDEPENDENT AUDITORS’ REPORT
To the Members
SIGNATURE CONSULTANTS, LLC
We have audited the accompanying carve out balance sheet of Signature Government Solutions (the “Division”), a wholly owned business unit of Signature Consultants, LLC, as defined in Note 1 to the carve out financial statements, as of December 31, 2008, and the related carve out statements of income and cash flows for the period January 1, 2009 through August 31, 2009 and the year ended December 31, 2008 and the related statement of changes in parent company’s net investment for the year ended December 31, 2008. These financial statements are the responsibility of the Division’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Signature Government Solutions as of December 31, 2008, and the results of its operations and cash flows for the period January 1, 2009 through August 31, 2009 and the year ended December 31, 2008 and the changes in parent company’s net investment for the year ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.
As discussed in Note 1, Signature Government Solutions operates as a division of Signature Consultants, LLC. These financial statements include transactions with Signature Consultants, LLC. As a result of these related party transactions, the Division’s financial statements may not be indicative of the financial position, results of operations or cash flows that would have resulted had Signature Government Solutions been a separate stand-alone entity during the entire periods presented.

Boca Raton, Florida
October 29, 2010

1675 N. Military Trail, Fifth Floor	1 East Broward Blvd., Suite 700
Boca Raton, Florida 33486	Ft. Lauderdale, Florida 33301
Ph: 561.994.5050 Fx: 561.241.0071	Ph: 954.429.8555
www.mhm-pc.com	(Send reply to Boca office)

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
CARVE OUT BALANCE SHEET
December 31, 2008

ASSETS
Current assets:
Accounts receivable, net of allowance for uncollectible accounts of $88,030	$5,530,135
Employee notes receivable	10,591
Prepaid expenses	9,946

Total current assets	5,550,672

Equipment and leasehold improvements, less accumulated depreciation	156,181

Deposits	18,667

Total assets	$5,725,520

LIABILITIES AND PARENT COMPANY’S NET INVESTMENT

Current liabilities:
Cash overdraft	$500
Accounts payable	77,645
Accrued expenses	966,938

Total current liabilities	1,045,083

Parent company’s net investment	4,680,437

Total liabilities and parent company’s net investment	$5,725,520

See Notes to Carve Out Financial Statements

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
CARVE OUT STATEMENTS OF INCOME
For the Period January 1, 2009 Through August 31, 2009
and the Year Ended December 31, 2008

	For the Period
	January 1, 2009	For the Year
	Through	Ended
	August 31,	December 31,
	2009	2008

Revenue	$21,452,171	$30,566,488

Cost of revenue	13,806,842	20,164,991

Gross profit	7,645,329	10,401,497

Operating expenses:
Selling, recruiting and promotion	3,157,897	4,983,425
General and administrative	738,035	855,793
Service fees	951,969	1,101,517
Depreciation	36,259	55,850

	4,884,160	6,996,585

Income from operations	2,761,169	3,404,912

Other expenses	36,014	44,372

Net income	$2,725,155	$3,360,540

See Notes to Carve Out Financial Statements

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
CARVE OUT STATEMENT OF CHANGES IN PARENT COMPANY’S NET INVESTMENT
For the Year Ended December 31, 2008

Balance, January 1, 2008	$3,309,132

Net income	3,360,540

Intercompany transfers, net	(1,989,235)

Balance, December 31, 2008	$4,680,437

See Notes to Carve Out Financial Statements

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
CARVE OUT STATEMENTS OF CASH FLOWS
For the Period January 1, 2009 Through August 31, 2009
and the Year Ended December 31, 2008

	For the Period
	January 1, 2009	For the Year
	Through	Ended
	August 31,	December 31,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,725,155	$3,360,540
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation	36,259	55,850
Provision for bad debts	107,110	233,762
Loss on disposal of assets	625	2,447
Changes in operating assets and liabilities:
Accounts receivable	16,464	(1,931,375)
Prepaid expenses	(7,249)	12,790
Cash overdraft	(500)	500
Accounts payable	11,988	58,349
Accrued expenses	(83,476)	260,317

Net cash flows from operating activities	2,806,376	2,053,180

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of equipment and leasehold improvements	(268)	(55,678)
Increase in employee notes receivable	(2,264)	(8,767)

Net cash flows from investing activities	(2,532)	(64,445)

CASH FLOWS FROM FINANCING ACTIVITIES
Net transfers to parent	(2,803,844)	(1,989,235)

Net (decrease) in cash	—	(500)

Cash — beginning of year	—	500

Cash — end of year	$—	$—

See Notes to Carve Out Financial Statements

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
NOTES TO CARVE OUT FINANCIAL STATEMENTS
NOTE 1 — NATURE OF OPERATIONS AND BASIS OF PRESENTATION
Nature of Operations
Signature Government Solutions (“SGS”) is a division of Signature Consultants, LLC (“SCL”) and is primarily engaged in providing information technology services and intelligence analysis to the U.S. Government Intelligence Community.
SGS enters into contracts with other government contractors or third party firms. SGS employees are hired for long-term contracts, typically ranging from two to five years, throughout the United States and internationally.
SGS operates an office in Herndon, Virginia.
Basis of Presentation
The accompanying special purpose carve out financial statements are presented in accordance with U.S. generally accepted accounting principles (“GAAP”). SGS is a division of SCL and has operated as a single business segment and has not operated solely as a stand-alone entity.
The financial statements of SGS reflect the assets, liabilities, revenues and expenses directly attributable to SGS, as well as allocations deemed reasonable by management to present the financial position, results of operations, changes in parent company’s net investment and cash flows of SGS on a stand-alone basis. The financial information included herein may not necessarily reflect the financial position, results of operations, changes in parent company’s net investment and cash flows of SGS in the future or what they would have been had SGS been a separate stand-alone entity during the entire periods presented.
These carve out financial statements were derived from the historical accounting records of SCL. As mentioned above, certain assumptions have been used in preparing these carve out financial statements, which are consistent with GAAP.
As outlined in Note 12, on September 1, 2009, SCL was reorganized and certain of its assets and liabilities were transferred, at their respective book values, to three newly formed limited liability companies including Signature Government Solutions, LLC a limited liability company formed to carry out the business of SGS. Accordingly, these special purpose carve out financial statements represent the financial position, results of operations, changes in parent company’s net investment and cash flows of SGS for the period January 1, 2009 through August 31, 2009 and the year ended December 31, 2008.

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
NOTES TO CARVE OUT FINANCIAL STATEMENTS
NOTE 1 — NATURE OF OPERATIONS AND BASIS OF PRESENTATION (CONTINUED)
Corporate Overhead Allocations
Certain corporate general and administrative costs of SCL have been allocated to SGS. These charges include personnel costs for support functions such as accounting and human resources. They also include professional fees, facilities and other costs. These general and administrative costs are allocated to SGS based upon relative sales. Management believes that the basis of the allocations are reasonable and consistent with a Services Agreement dated September 1, 2009 between SGS and Signature Servco, LLC, which is majority-owned by a member of SCL.
Advance to or from Parent
SGS made advances to and received advances from SCL during the periods contained in these financial statements. Net advances have been presented in the December 31, 2008 balance sheet as “Parent company’s net investment”. The carve out financial statements assume that SGS is financed by SCL, its parent. As such, no part of the interest bearing accounts or debt of SCL have been allocated to SGS. Consistent with this assumption, SGS had neither interest income nor interest expense from any financial instruments during the periods contained in the carve out financial statements.
Income Taxes
SGS is a wholly owned division of SCL. Under the provisions of the Internal Revenue Code, SCL, as a limited liability company, has chosen to be taxed as a partnership. Accordingly, items of income, loss, deduction and credits flow through to the individual owners’ income tax returns and are not taxed at the entity level.
However, certain states in which SCL does business impose state income taxes on statutorily defined allocated revenues or profits at the entity level instead of at the non-resident member level. In these cases, payments to states are recognized by SCL as tax expense and are allocated to SGS on a separate return basis, if applicable.
During the period from January 1, 2009 through August 31, 2009 and the year ended December 31, 2008, there were no taxes imposed by state taxing authorities that were allocated to SGS.
Note that if SGS was a stand alone taxable entity, a provision for income taxes would need to be recorded.

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
NOTES TO CARVE OUT FINANCIAL STATEMENTS
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition and Cost of Revenue
Revenue as presented on the statement of income represents services rendered to customers less sales adjustments and allowances. Reimbursements, including those related to travel and out-of-pocket expenses are also included in revenue and equivalent amounts of reimbursable expenses are included in cost of revenue.
SGS recognizes substantially all revenue at the time services are provided and revenue is recorded on a time and material basis when collectability is reasonably assured. In most cases, the consultant is an employee of SGS and all costs of employing the consultant, including payroll and related taxes, insurance costs and reimbursable expenses, are SGS’s responsibility and are included in cost of revenue.
Cash and Cash Equivalents
For the purpose of the statement of cash flows, SGS considers highly liquid money market instruments with an original maturity of three months or less to be cash equivalents.
Receivables and Credit Policies
Accounts receivable are un-collateralized customer obligations due under normal trade terms, generally requiring payment within 30 days from the invoice date. Interest does not accrue on customer balances that are paid after this date.
The carrying amount of accounts receivable is reduced by a valuation allowance that reflects management’s best estimate of the amounts that will not be collected. Management individually reviews all accounts receivable balances and based on an assessment of current creditworthiness, estimates the portion, if any, of the balance that will not be collected. A provision for bad debt has been recorded based upon the assessment.
Equipment and Leasehold Improvements
Equipment and leasehold improvements are stated at cost, less accumulated depreciation. Equipment is depreciated using the straight-line method over the respective estimated useful lives. Leasehold improvements are depreciated over the lesser of the length of the related leases or the estimated useful lives of the assets. Expenditures for maintenance and repairs are charged against operations as incurred.

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
NOTES TO CARVE OUT FINANCIAL STATEMENTS
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Long-Lived Assets
SGS reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparison of the carrying amount of any asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value, less costs to sell.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.
Fair Value of Financial Instruments
The carrying amounts of SGS’s financial instruments, including cash and cash equivalents, accounts receivable, employee notes receivable, accounts payable and accrued expenses approximate their fair value due to the short term nature of these assets and liabilities.
Advertising
SGS incurs advertising costs in the normal course of its business and expenses them as incurred. Advertising expense for the period from January 1, 2009 through August 31, 2009 and the year ended December 31, 2008 totaled $3,366 and 22,178, respectively.
NOTE 3 — EQUIPMENT AND LEASEHOLD IMPROVEMENTS
Equipment and leasehold improvements consist of the following at December 31, 2008:

	Useful Life
	(In Years)
Computer equipment	3 - 5	$12,177
Office furniture and equipment	5 - 7	103,197
Computer software	3	8,010
Leasehold improvements	5	142,073

		265,457
Less accumulated depreciation		109,276

		$156,181

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
NOTES TO CARVE OUT FINANCIAL STATEMENTS
NOTE 3 — EQUIPMENT AND LEASEHOLD IMPROVEMENTS (CONTINUED)
Depreciation expense totaled $36,259 and $55,850 for the period from January 1, 2009 through August 31, 2009 and the year ended December 31, 2008, respectively.
NOTE 4 — ACCRUED EXPENSES
Accrued expenses consist of the following at December 31, 2008:

Payroll and related taxes	$820,172
Bonus and profit sharing	99,343
Sales incentives	36,583
Other	10,840

$966,938

NOTE 5 — CREDIT FACILITY CONTINGENCY
During 2005, SCL entered into a credit facility (“Revolving Line”) which was collateralized by all the assets of SCL.
On September 3, 2009, the Revolving Line was amended to include SGS as a co-borrower. Consequently, the assets of SGS are also considered collateral for the Revolving Line. The Revolving Line expires on August 31, 2012. At August 31, 2009, the outstanding borrowings on the Revolving Line amounted to $2,367,394.
The Revolving Line, as amended, requires the SCL to meet certain financial covenants, imposes restrictions on securing additional indebtedness and limits the amount of allowable capital expenditures, distributions, and lease payments.
NOTE 6 — RELATED PARTY TRANSACTIONS
As discussed in Note 1, certain corporate general and administrative costs of SCL have been allocated to SGS. For the period from January 1, 2009 through August 31, 2009 and the year ended December 31, 2008 these allocations amounted to $951,969 and $1,101,517, respectively.
Included in accounts payable in the accompanying balance sheet as of December 31, 2008 is $21,985 due to employees for unpaid expense reimbursement.

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
NOTES TO CARVE OUT FINANCIAL STATEMENTS
NOTE 7 — LEASES
SGS leases its office space in Herndon, Virginia under a non-cancelable agreement that expires in February 2011.
At December 31, 2008, annual minimal rental payments pursuant to this facility lease are as follows:

Years Ending December 31,

2009	$121,791
2010	125,445
2011	21,009

$268,245

Rent expense for the period from January 1, 2009 through August 31, 2009 and the year ended December 31, 2008 totaled $88,103 and $121,741, respectively.
NOTE 8 — CONTINGENCIES
SGS may occasionally be involved in litigation claiming damages for the violation of non-compete agreements as a result of hiring new sales and recruiting professionals and consultants. SGS’s management believes that the outcome of potential claims, if any, would not have a material effect on SGS’s financial position or results of operations.
NOTE 9 — 401(K) PROFIT SHARING PLAN
SGS participates in the SCL 401(K) profit sharing plan that covers all employees that are at least twenty and one-half years old with entry dates determined by employee classification, but not later than 30 days after employment. Contributions to the plan are at the discretion of the Board of Directors. SGS has made no contributions since inception of the plan.

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
NOTES TO CARVE OUT FINANCIAL STATEMENTS
NOTE 10 — CONCENTRATIONS
As of December 31, 2008 and for the period from January 1, 2009 through August 31, 2009 and the year ended December 31, 2008, two major customers represented the following concentrations:

	2009		2008
		Percentage		Percentage
	Amount	of total	Amount	of total

Revenue:
Customer A	$9,293,627	43%	$14,403,805	47%
Customer B	4,712,810	22%	10,823,206	35%

Accounts Receivable:
Customer A			$2,619,126	47%
Customer B			1,109,585	20%
SGS maintains its cash balances at high quality financial institutions which may, at times, exceed federally-insured limits. SGS has not experienced any losses on such accounts.
NOTE 11 — EMPLOYMENT AGREEMENTS
SGS enters into employment agreements with key members of its management providing for annual bonuses based upon net profits, as defined, as well as for payments under a profit sharing agreement. As of December 31, 2008, SGS has accrued $20,000 and $79,343, respectively, relating to these annual bonus and profit sharing agreements.
NOTE 12 — SUBSEQUENT EVENTS
On September 1, 2009, SCL was reorganized and certain of its assets and liabilities were transferred, at their respective book values, to three newly formed limited liability companies including Signature Government Solutions, LLC a limited liability company formed to carry out the business of SGS.

SIGNATURE GOVERNMENT SOLUTIONS
A WHOLLY OWNED BUSINESS UNIT
OF SIGNATURE CONSULTANTS, LLC
NOTES TO CARVE OUT FINANCIAL STATEMENTS
NOTE 12 — SUBSEQUENT EVENTS (CONTINUED)
The assets and liabilities transferred by SCL to SGS on September 1, 2009 consisted of the following:

Accounts receivable, net	$5,406,561
Employee notes receivable	12,855
Prepaid expenses	17,195
Equipment and leasehold improvements, net	119,565
Deposits	18,667

Total assets	5,574,843
Accounts payable and accrued expenses	973,095

Net assets transferred	$4,601,748

On August 31, 2010, SCL entered into a third amendment to the Revolving Line to increase the credit facility to $20,000,000 and extend the term to August 31, 2013.
On September 17, 2010, SCL entered into a letter of intent with an unrelated third-party to sell 100% of its membership interest in SGS.
SGS has evaluated subsequent events through October 29, 2010, which is the date the financial statements were available to be issued.